                                                                      Exhibit 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We consent to the use in this Registration Statement on Form SB-2 of our report dated February 21, 2001, relating to the consolidated financial statements of Greenhold Group, Inc. & Subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                               /s/ Earl M. Cohen, C.P.A., P.A.

Boca Raton, Florida
April 30, 2001









                                                                            E-34